                               McGRAW-HILL, INC.
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                     1987 Key Employee Stock Incentive Plan

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                               McGRAW-HILL, INC.

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                     1987 Key Employee Stock Incentive Plan

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
                        SECTION                               CONTENTS                                                PAGE
                        -------                    ------------------------------                                     ----
                              1.                   Purpose; Definitions                                                 1

                              2.                   Administration                                                       4

                              3.                   Stock Subject to Plan                                                6

                              4.                   Eligibility                                                          7

                              5.                   Stock Options                                                        8

                              6.                   Stock Appreciation Rights                                           13

                              7.                   Restricted Stock                                                    15

                              8.                   Deferred Stock                                                      18

                              9.                   Other Stock-Based Awards                                            20

                             10.                   Change in Control Provisions                                        22

                             11.                   Amendments and Termination                                          24

                             12.                   Unfunded Status of Plan                                             25

                             13.                   General Provisions                                                  26

                             14.                   Effective Date of Plan                                              28

                             15.                   Term of Plan                                                        29

                               McGRAW-HILL, INC.

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                     1987 Key Employee Stock Incentive Plan

           ---------------------------------------------------------



        SECTION 1.            PURPOSE; DEFINITIONS.


        The purpose of this McGraw-Hill, Inc. 1987 Key Employee Stock Incentive Plan (the "Plan") is to enable McGraw-Hill, Inc. (the "Company") to offer key employees of the Company long term performance-based stock incentives and/or other equity interests in the Company, thereby attracting, retaining and rewarding such key employees, and strengthening the mutuality of interests between key employees and the Company's shareholders.

        For purposes of the Plan, the following terms shall be defined as set forth below:

        a.    "Board" means the Board of Directors of McGraw-Hill, Inc.

        b. "Code" means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

        c. "Committee" means the Management Compensation Committee of the Board. If at any time no Committee shall be in office, then the functions of the Committee specified in the Plan shall be exercised by the Board or by a committee of Board members consisting of Disinterested Persons.

        d. "Company" means McGraw-Hill, Inc., a corporation organized under the laws of the State of New York, or any successor corporation, and includes all domestic and foreign corporations, partnerships and other legal entities in which at least 40% of the voting securities or ownership interests are owned directly or indirectly by McGraw-Hill, Inc.

        e. "Deferred Stock" means an award made pursuant to Section 8 below of the right to receive Stock at the end of a specified deferral period.

        f. "Disability" means disability as determined under procedures stablished by the Committee for purposes of this Plan.

        g. "Disinterested Person" shall have the meaning set forth in Rule 16b-3(d)(3) as promulgated by the Securities and Exchange Commission under the Securities Exchange Act of





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


                1934, or any successor definition adopted by the Commission.

        h. "Early Retirement" means retirement, with the approval of the Committee for purposes of one or more award(s) hereunder, from active employment with the Company prior to age 65, provided that the Committee may establish rules and procedures pursuant to which the Committee's approval shall be deemed to have been given.

        i. "Fair Market Value" for purposes of this Plan, unless otherwise required by any applicable provision of the Code or any regulations issued thereunder, shall mean, as of any given date, the mean between the highest and lowest prices at which the Stock is actually traded on such date as reflected in the New York Stock Exchange Composite Transactions, or, if there is no sale of the Stock on such date, the mean between the bid and asked prices on such Exchange at the close of the market on such date or, if there is no bid and asked activity on such date, such value as may be determined by the Committee in good faith.

        j. "Incentive Stock Option" means any Stock Option intended to be and designated as an "Incentive Stock Option" within the meaning of Section 422A of the Code.

        k. "Non-Qualified Stock Option" means any Stock Option that is not an Incentive Stock Option.

        l. "Normal Retirement" means retirement from active employment with the Company on or after age 65.

        m. "Other Stock-Based Award" means an award under Section 9 below that is valued in whole or in part by reference to, or is otherwise based on, Stock.

        n. "Plan" means this McGraw-Hill, Inc. 1987 Key Employee Stock Incentive Plan, as hereinafter amended from time to time.

        o. "Restricted Stock" means an award of shares of Stock that is subject to restrictions under Section 7 below.

        p.     "Retirement" means Normal or Early Retirement.

        q. "Stock" means the Common Stock, $1.00 par value per share, of the Company.





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        r.     "Stock Appreciation Right" means the right pursuant to an award granted under Section 6 below to surrender to the Company all (or a portion) of a Stock Option in exchange for an amount equal to the difference between (i) the Fair Market Value, as of the date such Stock Option (or such portion thereof) is surrendered, of the shares of Stock covered by such Stock Option (or such portion thereof), and (ii) the aggregate exercise price of such Stock Option (or such portion thereof).

        s. "Stock Option" or "Option" means any option to purchase shares of Stock (including Restricted Stock and Deferred Stock, if the Committee so determines) granted pursuant to Section 5 below.

        t. "Cause" shall mean the employee's serious, willful misconduct in but not limited to, conviction for a felony or perpetration of a common law fraud).

        In addition, the terms "Change in Control" and "Change in Control Price" shall have meanings set forth, respectively, in Sections 10(b) and (c) below.





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                           Section 2.            ADMINISTRATION.

                           The Plan shall be administered by the Committee.

                           The Committee shall have full authority to grant,
pursuant to the terms of the Plan, to officers and other key employees eligible under Section 4: (i) Stock Options, (ii) Stock Appreciation Rights, (iii) Restricted Stock, (iv) Deferred Stock, and/or (v) Other Stock-Based Awards.

                           In particular, the Committee shall have the
authority:

                        (i) to select the officers and other key employees of the Company to whom Stock Options, Stock Appreciation Rights, Restricted Stock, Deferred Stock and/or Other Stock-Based Awards may from time to time be granted hereunder;

                       (ii) to determine whether and to what extent Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock, Deferred Stock and/or Other Stock-Based Awards, or any combination thereof, are to be granted hereunder to one or more eligible employees;

                      (iii) to determine the number of shares to be covered by each such award granted hereunder;

                       (iv) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder (including, but not limited to, the share price, any restriction or limitation, or any vesting acceleration or forfeiture waiver regarding any Stock Option or other award and/or the shares of Stock relating thereto, based on such factors as the Committee shall determine, in its sole discretion);

                        (v) to determine whether, to what extent and under what circumstances grants of Options and/or other awards under this Plan are to operate on a tandem basis and/or in conjunction with or apart from other cash awards made by the Company outside of this Plan;

                       (vi) to determine whether and under what circumstances a Stock Option may be settled in cash, Deferred Stock, and/or Restricted Stock under Section 5(k); and

                      (vii) to determine whether, to what extent and under what circumstances Stock and other amounts payable with respect to an award under this Plan shall be deferred either automatically or at the election of the participant.

                           Subject to Section 11 hereof, the Committee shall
have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable; to interpret the terms and provisions of the Plan and any award issued under the Plan (and any agreements relating thereto); and to otherwise supervise the administration of the Plan.

                           Subject to Section 11 hereof, all decisions made by
the Committee pursuant to the provisions of the Plan shall be made in the Committee's sole discretion and shall be final and binding on all persons, including the Company and Plan participants.





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                           SECTION 3.            STOCK SUBJECT TO PLAN.


                           The total number of shares of Stock reserved and
available for distribution under the Plan shall be 2,300,000 shares. Such shares may consist, in whole or in part, of authorized and unissued shares or treasury shares.

                           Subject to Section 6(b)(iv) below, if any shares of
Stock that have been optioned cease to be subject to a Stock Option, or if any such shares of Stock that are subject to any Restricted Stock or Deferred Stock award or Other Stock-Based Award granted hereunder are forfeited or any such award otherwise terminates without a payment being made to the participant in the form of Stock, such shares shall again be available for distribution in connection with future grants and awards under the Plan.

                           In the event of any merger, reorganization,
consolidation, recapitalization, dividend (other than a dividend or its equivalent which is credited to a Plan participant or a regular cash dividend), Stock split, or other change in corporate structure affecting the Stock, such substitution or adjustment shall be made in the aggregate number of shares reserved for issuance under the Plan, in the number and option price of shares subject to outstanding Options granted under the Plan, and in the number of shares subject to other outstanding awards (including but not limited to awards of Restricted Stock, Deferred Stock and Other Stock-Based Awards) granted under the Plan as may be determined to be appropriate by the Committee, in its sole discretion, provided that the number of shares subject to any award shall always be a whole number. Such adjusted option price shall also be used to determine the amount payable by the Company upon the exercise of any Stock Appreciation Right associated with any Stock Option.

                           No optionee will be granted Stock Options or Stock
Appreciation Rights under both the Plan and the Company's 1993 Key Employee Stock Incentive plan to receive more than 230,000 shares of Stock in the aggregate over the term of the Plan and the term of the 1993 Key Employee Stock Incentive Plan. With respect to the Plan, however, the aforesaid limitation shall apply only to Options or Rights not heretofore issued and therefore still available for issuance. The foregoing limitation set forth in this paragraph is intended to satisfy certain requirements applicable to Stock Options and Stock Appreciation Rights to qualify as performance-based compensation within the meaning of Section 162(k) of the Code. In the event that Code regulations are issued which eliminate the requirement for such limitation to qualify Stock Options and Stock Appreciation Rights as performance-based compensation, then this paragraph of Section 3 shall no longer be operative.





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                           SECTION 4.            ELIGIBILITY.


                           Officers and other key employees of the Company (but
excluding members of the Committee and any person who serves only as a director) who are responsible for or contribute to the management, growth and/or profitability of the business of the Company are eligible to be granted options and awards under the Plan. Eligibility under the Plan shall be determined by the Committee.





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                           SECTION 5.            STOCK OPTIONS.


                           Stock Options may be granted alone or in addition to
other awards granted under the Plan. Any Stock Option granted under the Plan shall be in such form as the Committee may from time to time approve.

                           Stock Options granted under the Plan may be of two
types:  (i) Incentive Stock Options and (ii) Non-Qualified Stock Options.

                           The Committee shall have the authority to grant to
any optionee Incentive Stock Options, Non-Qualified Stock Options, or both types of Stock Options (in each case with or without Stock Appreciation Rights). To the extent that any Stock Option does not qualify as an Incentive Stock Option, it shall constitute a separate Non-Qualified Stock Option.

                           Anything in the Plan to the contrary
notwithstanding, no term of this Plan relating to Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify the Plan under
Section 422A of the Code, or, without the consent of the optionee(s) affected, to disqualify any Incentive Stock Option under such Section 422A.

                           Options granted under the Plan shall be subject to
the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable:

                           (a)      OPTION PRICE.  The option price per share
of Stock purchasable under a Stock Option shall be determined by the Committee at the time of grant but shall be not less than 100% of the Fair Market Value of the Stock at grant.

                           (b)      OPTION TERM.  The term of each Stock Option
shall be fixed by the Committee, but no Incentive Stock Option shall be exercisable more than ten years after the date the Option is granted, and no Non-Qualified Stock Option shall be exercisable more than ten years and one day after the date the Option is granted.

                           (c)      EXERCISABILITY. Stock Options shall be
exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at or after grant provided, however, that, except as provided in Sections 5(f) and (g) and Section 10, unless otherwise determined by the Committee at or after grant, no Stock Option shall be exercisable prior to the first anniversary date of the granting of the Option. If the Committee provides, in its discretion, that any Stock Option is exercisable only in installments, the Committee may waive such installment exercise provisions at any time at or after grant in whole or in part, based on such factors as the Committee shall determine, in its sole discretion.

                           (d)      METHOD OF EXERCISE. Subject to whatever
installment exercise and waiting period provisions apply under Section 5(c), Stock Options may be exercised in whole or in part at any time during the option period, by giving written notice of exercise to the Company specifying the number of shares to be purchased.

                           Such notice shall be accompanied by payment in full
of the purchase price in such form as the Committee may accept. If and to the extent determined by the Committee in its sole discretion at or after grant, payment in full or in part may also be made in the form of unrestricted Stock duly owned by the optionee (and for which the optionee has good title free and clear of any liens and encumbrances) based, in each case, on the Fair Market Value of the Stock on the last trading date preceding payment, as determined by the Committee.

                           No shares of Stock shall be issued until payment, as
provided herein, therefore has been made. An optionee shall generally have the rights to dividends or other rights of a shareholder with respect to shares subject to the Option when the optionee has given written notice of exercise, has paid for such shares as provided herein, and, if requested, has given the representation described in Section 13(a).

                           (e)      NON-TRANSFERABILITY OF OPTIONS.  No Stock
Option shall be transferable by the optionee otherwise than by will or by the laws of descent and distribution, and all Stock Options shall be exercisable, during the optionee's lifetime, only by the optionee.

                           (f)      TERMINATION BY DEATH.  Subject to Section
5(j), if an optionee's employment by the Company terminates by reason of death, any Stock Option held by such optionee, unless otherwise determined by the Committee at grant, shall be fully vested and may thereafter be exercised by the legal representative of the estate or by the legatee of the optionee under the will of the optionee, for a period of one year (or such other period as the Committee may specify at grant) from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter.

                           (g)      TERMINATION BY REASON OF DISABILITY.
Subject to Section 5(j), if an optionee's employment by the Company terminates by reason of Disability, any Stock Option held by such optionee, unless otherwise determined by the Committee at grant, shall be fully vested and may thereafter be exercised by the optionee for a period of three years (or such other period as the Committee may specify at grant) from the date of such termination of employment or until the expiration of the stated term of such Stock Option, whichever period is the shorter; provided, however, that, if the optionee dies within such three-year period (or such other period as the Committee shall specify at grant), any unexercised Stock Option held by such optionee shall thereafter be exercisable to the extent to which it was exercisable at the time of death for a period of twelve months from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter. In the event of termination of employment by reason of Disability, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422A of the Code, such Stock Option will thereafter be treated as a Non-Qualified Stock Option.

                           (h)      TERMINATION BY REASON OF RETIREMENT.
Subject to Section 5(j), if an optionee's employment by the Company terminates by reason of Normal Retirement, any Stock Option held by such optionee, unless otherwise determined by the Committee at grant, shall be fully vested and may thereafter be exercised by the optionee for a period of three years (or such other period as the Committee may specify at grant) from the date of such termination of employment or the expiration of the stated term of such Stock Option, whichever period is the shorter; provided, however, that, if the optionee dies within such three-year period, any unexercised Stock Option held by such optionee shall thereafter be exercisable, to the extent to which it was exercisable at the time of death, for a period of twelve months from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter. Unless the Committee otherwise determines at the time of grant, if an optionee's employment with the Company terminates by reason of Early Retirement, any Stock Option held by such optionee may thereafter be exercised by the optionee to the extent it was exercisable at the date of retirement for a period of thirty-six (36) months (or such other period as the Committee may specify at grant) from the date of such termination of employment or the expiration of the stated term of such Stock Option, whichever period is shorter; provided, however, if the optionee dies within such thirty-six (36) month period, any unexercised Stock Option held by such optionee shall thereafter be exercisable, to the extent to which it was exercisable at the time of death, for a period of twelve months from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is shorter. If and only if the Committee so approves at the time of Early Retirement, if an optionee's employment with the Company terminates by reason of Early Retirement, any Stock Option held by the optionee shall be fully vested and may thereafter be exercised by the optionee as provided above in connection with termination of employment by reason of Normal Retirement. In the event of termination of employment by reason of Retirement, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422A of the Code, the option will thereafter be treated as a Non-Qualified Stock Option.

                           (i)      OTHER TERMINATION.  Unless otherwise
determined by the Committee at the time of grant, if an optionee's employment terminates for any reason other than Death, Disability, Retirement or for Cause, any Stock Option held by such optionee, unless otherwise determined by the Committee at grant, may thereafter be exercised by the optionee to the extent it was exercisable at the date of termination for a period of six months (or such other period as the Committee may specify at grant) from the date of such termination of employment or until the expiration of the stated term of such Stock Option, whichever period is the shorter; provided, however, if the optionee dies within such six-month period (or such other period as the Committee shall specify at grant), any unexercised Stock Option held by such optionee shall thereafter be exercisable to the extent that it was exercisable at the date of termination for a period of twelve months from the time of such death, or until the expiration of the stated term of such Stock Option, whichever period is the shorter. If an optionee's employment with the Company is involuntarily terminated by the Company for Cause, the Stock Option shall thereupon terminate and shall not be exercisable thereafter.

                           (j)      INCENTIVE STOCK OPTION LIMITATIONS.  To the
extent required for "incentive stock option" status under Section 422A(b)(7) of the Code, this Plan shall be deemed to provide that the aggregate Fair Market Value (determined as of the time of grant) of the Stock with respect to which Incentive Stock Options granted after 1986 are exercisable for the first time by the optionee during any calendar year under the Plan and/or any other stock option plan of the Company or any subsidiary or parent corporation (within the meaning of Section 425 of the Code) after 1986 shall not exceed $100,000. If
Section 422A is hereafter amended to delete the requirement now in Section 422A(b)(7) that the plan text expressly provide for the $100,000 limitation set forth in Section 422A(b)(7), then this first paragraph of Section 5(j) shall no longer be operative.

                                    To the extent (if any) permitted under
Section 422A of the Code, or the applicable regulations thereunder or any applicable Internal Revenue Service pronouncement, if (i) a participant's employment with the Company is terminated by reason of death, Disability or Retirement and (ii) the portion of any Incentive Stock Option that is otherwise exercisable during the post-termination period specified under Section 5(f),
(g) or (h), applied without regard to the $100,000 limitation currently contained in Section 422A(b)(7) of the Code, is greater than the portion of such option that is immediately exercisable as an "incentive stock option" during such post-termination period under Section 422A, such excess shall be treated as a Non-Qualified Stock Option. If the exercise of an Incentive Stock Option is accelerated by reason of a Change In Control, any portion of such option that is not exercisable as an Incentive Stock Option by reason of the $100,000 limitation contained in Section 422A(b)(7) of the Code shall be treated as a Non-Qualified Stock Option.

                           (k)      BUYOUT AND SETTLEMENT PROVISIONS.  The
Committee may at any time offer to buy out an option previously granted, based on such terms and conditions as the Committee shall establish and communicate to the optionee at the time that such offer is made.

                                    In addition, if the option agreement so
provides at grant or is amended after grant and prior to exercise to so provide (with the optionee's consent), the Committee may require that all or part of the shares to be issued with respect to the spread value of an exercised Option take the form of Deferred or Restricted Stock, which shall be valued on the date of exercise on the basis of the Fair Market Value of such Deferred or Restricted Stock determined without regard to the deferral limitations and/or forfeiture restrictions involved.

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                           SECTION 6.    STOCK APPRECIATION RIGHTS.


                           (a)      GRANT AND EXERCISE.  Stock Appreciation
Rights may be granted in conjunction with all or part of any Stock Option granted under the Plan. In the case of a Non-Qualified Stock Option, such rights may be granted either at or after the time of the grant of such Stock Option. In the case of an Incentive Stock Option, such rights may be granted only at the time of the grant of such Stock Option.

                                    A Stock Appreciation Right or applicable
portion thereof granted with respect to a given Stock Option shall terminate and no longer be exercisable upon the termination or exercise of the related Stock Option, except that, unless otherwise determined by the Committee, in its sole discretion, at the time of grant, a Stock Appreciation Right granted with respect to less than the full number of shares covered by a related Stock Option shall not be reduced until the number of shares covered by an exercise or termination of the related Stock Option exceeds the number of shares not covered by the Stock Appreciation Right.

                                    A Stock Appreciation Right may be exercised
by an optionee, in accordance with Section 6(b), by surrendering the applicable portion of the related Stock Option. Upon such exercise and surrender, the optionee shall be entitled to receive an amount determined in the manner prescribed in Section 6(b). Stock Options which have been so surrendered, in whole or in part, shall no longer be exercisable to the extent the related Stock Appreciation Rights have been exercised.

                           (b)      TERMS AND CONDITIONS.  Stock Appreciation
Rights shall be subject to such terms and conditions, not inconsistent with the provisions of the Plan, as shall be determined from time to time by the Committee, including the following:

                                 (i)     Stock Appreciation Rights shall be
                                         exercisable only at such time or times
                                         and to the extent that the Stock
                                         Options to which they relate shall be
                                         exercisable in accordance with the
                                         provisions of Section 5 and this
                                         Section 6 of the Plan; provided,
                                         however, that any Stock Appreciation
                                         Right granted subsequent to the grant
                                         of the related Stock Option shall not
                                         be exercisable during the first six
                                         months of its term, except that this
                                         special limitation shall not apply in
                                         the event of death or Disability of
                                         the optionee prior to the expiration
                                         of the six-month period.

                                (ii)     Upon the exercise of a Stock
                                         Appreciation Right, an optionee shall
                                         be entitled to receive up to, but not
                                         more than, an amount in cash and/or
                                         shares of Stock equal in value to the
                                         excess of the Fair Market Value of one
                                         share of Stock over the option price
                                         per share specified in the related
                                         Stock Option multiplied by the number
                                         of shares in respect of which the
                                         Stock Appreciation Right shall have
                                         been exercised, with the Committee
                                         having the right to determine the form
                                         of payment, subject however to Section
                                         6(b)(v) below.

                               (iii)     Stock Appreciation Rights shall be
                                         transferable only when and to the
                                         extent that the underlying Stock
                                         Option would be transferable under
                                         Section 5(e) of the Plan.

                                (iv)     Upon the exercise of a Stock
                                         Appreciation Right, the Stock Option
                                         or part thereof to which such Stock
                                         Appreciation Right is related shall be
                                         deemed to have been exercised for the
                                         purpose of the limitation set forth in
                                         Section 3 of the Plan on the number of
                                         shares of Stock to be issued under the
                                         Plan, but only to the extent of the
                                         number of shares issued under the
                                         Stock Appreciation Right at the time
                                         of exercise based on the value of the
                                         Stock Appreciation Right at such time.

                                 (v) In its sole discretion, the Committee may grant "Limited Stock Appreciation Rights" i.e., Stock Appreciation Rights that become exercisable only in the event of a Change in Control, subject to such terms and conditions as the Committee may specify at grant. Said Limited Stock Appreciation Rights shall be settled solely in cash.

                                    SECTION 7.    RESTRICTED STOCK.


                           (a)      ADMINISTRATION.  Shares of Restricted Stock
may be issued either alone or in addition to other awards granted under the Plan. The Committee shall determine the eligible persons to whom, and the time or times at which, grants of Restricted Stock will be made, the number of shares to be awarded, the price (if any) to be paid by the recipient (subject to Section 7(b)), the time or times within which such awards may be subject to forfeiture, the vesting schedule and rights to acceleration thereof, and all other terms and conditions of the awards.

                                    The Committee may condition the grant of
Restricted Stock upon the attainment of specified performance goals or such other factors as the Committee may determine, in its sole discretion.

                                    The provisions of Restricted Stock awards
need not be the same with respect to each recipient, and such awards to individual recipients need not be the same in subsequent years.

                           (b)      AWARDS AND CERTIFICATES.  The prospective
recipient of a Restricted Stock award shall not have any rights with respect to such award, unless and until such recipient has executed an agreement evidencing the award and has delivered a fully executed copy thereof to the Company, and has otherwise complied with the applicable terms and conditions of such award. Further, such award shall be subject to the following conditions:

                                 (i)     The purchase price for shares of
                                         Restricted Stock shall be equal to or
                                         less than their par value and may be
                                         zero.

                                (ii)     Awards of Restricted Stock must be
                                         accepted within a period of 60 days
                                         (or such shorter period as the
                                         Committee may specify at grant) after
                                         the award date, by executing a
                                         Restricted Stock Award Agreement and
                                         by paying whatever price (if any) is
                                         required under Section 7(b)(i).

                               (iii)     Each participant receiving a
                                         Restricted Stock award shall be issued
                                         a stock certificate in respect of such
                                         shares of Restricted Stock.  Such
                                         certificate shall be registered in the
                                         name of such participant, and shall
                                         bear an appropriate legend referring
                                         to the terms, conditions, and
                                         restrictions applicable to such award,
                                         substantially in the following form:

                                         "The transferability of this
                                         certificate and the shares of stock
                                         represented hereby are subject to the
                                         terms and conditions (including
                                         forfeiture) of the McGraw-Hill, Inc.
                                         1987 Key Employee Stock Incentive Plan
                                         and an Agreement entered into between
                                         the registered owner and McGraw-Hill,
                                         Inc. dated -------------.  Copies of
                                         such Plan and Agreement are on file in
                                         the offices of McGraw-Hill, Inc., 1221
                                         Avenue of the Americas, New York, NY
                                         10020."

                                (iv) The Committee shall require that the stock certificates evidencing such shares be held in custody by the Company until the restrictions thereon shall have lapsed, and that, as a condition of any Restricted Stock award, the participant shall have delivered a duly signed stock power, endorsed in blank, relating to the Stock covered by such award.

                           (c)      RESTRICTIONS AND CONDITIONS.  The shares of
Restricted Stock awarded pursuant to this Section 7 shall be subject to the following restrictions and conditions:

                                 (i) Subject to the provisions of this Plan and the award agreement, during a period set by the Committee commencing with the date of such award (the "Restriction Period"), the participant shall not be permitted to sell, transfer, pledge or assign shares of Restricted Stock awarded under the Plan. Within these limits, the Committee, in its sole discretion, may provide for the lapse of such restrictions in installments and may accelerate or waive such restrictions in whole or in part, based on service, performance and/or such other factors or criteria as the Committee may determine, in its sole discretion.

                                (ii)     Except as provided in this paragraph
                                         (ii) and Section 7(c)(i), the
                                         participant shall have, with respect
                                         to the shares of Restricted Stock, all
                                         of the rights of a shareholder of the
                                         Company, including the right to vote
                                         the shares, and the right to receive
                                         any dividends.  The Committee, in its
                                         sole discretion, as determined at the
                                         time of award, may permit or require
                                         the payment of dividends to be
                                         deferred and, if the Committee so
                                         permits or determines, reinvested,
                                         subject to Section 13(e), in
                                         additional Restricted Stock to the
                                         extent shares are available under
                                         Section 3, or otherwise reinvested.

                               (iii) Subject to the applicable provisions of the award agreement and this
                                         Section 7, upon termination of a
                                         participant's employment with the
                                         Company for any reason during the
                                         Restriction Period, all shares still
                                         subject to restriction will vest or be
                                         forfeited in accordance with the terms
                                         and conditions established by the
                                         Committee at or after grant.

                                (iv)     In the event of hardship or other
                                         special circumstances of a participant
                                         whose employment with the Company is
                                         involuntarily terminated (other than
                                         for Cause), the Committee may, in its
                                         sole discretion, waive in whole or in
                                         part any or all remaining restrictions
                                         with respect to such participant's
                                         shares of Restricted Stock based on
                                         such factors as the Committee may deem
                                         appropriate.

                                 (v)     If and when the Restriction Period
                                         expires without a prior forfeiture of
                                         the Restricted Stock subject to such
                                         Restriction Period, the certificates
                                         for such shares shall be delivered to
                                         the participant.  All legends shall be
                                         removed from said certificates at the
                                         time of delivery to the participant.

                           SECTION 8.     DEFERRED STOCK.


                       (a)      ADMINISTRATION.  Deferred Stock may be
awarded either alone or in addition to other awards granted under the Plan.
The Committee shall determine the eligible persons to whom and the time or times at which Deferred Stock shall be awarded, the number of shares of Deferred Stock to be awarded to any person, the duration of the period (the "Deferral Period") during which, and the conditions under which, receipt of the Stock will be deferred, and the other terms and conditions of the award in addition to those set forth in Section 8(b).

                           The Committee may condition the grant of
Deferred Stock upon the attainment of specified performance goals or such other factors or criteria as the Committee shall determine, in its sole discretion.

                           The provisions of Deferred Stock awards need not
be the same with respect to each recipient.

                       (b) TERMS AND CONDITIONS. The shares of Deferred Stock awarded pursuant to this Section 8 shall be subject to the following terms and conditions:

                                 (i) Subject to the provisions of this Plan and the award agreement referred to in
                                         Section 8(b)(vii) below, Deferred
                                         Stock awards may not be sold,
                                         assigned, transferred, pledged or
                                         otherwise encumbered during the
                                         Deferral Period.  At the expiration of
                                         the Deferral Period (or the Elective
                                         Deferral Period referred to in Section
                                         8(b)(vi), where applicable), share
                                         certificates shall be delivered to the
                                         participant, or his legal
                                         representative, in a number equal to
                                         the shares covered by the Deferred
                                         Stock award.

                                (ii)     Unless otherwise determined by the
                                         Committee at the time of award,
                                         amounts equal to any dividends
                                         declared during the Deferral Period
                                         with respect to the number of shares
                                         covered by a Deferred Stock award will
                                         be paid to the participant currently,
                                         or deferred and deemed to be
                                         reinvested in additional Deferred
                                         Stock, or otherwise reinvested, all as
                                         determined at the time of the award by
                                         the Committee, in its sole discretion.

                               (iii) Subject to the provisions of the award agreement and this Section 8, upon termination of a participant's employment with the Company for any reason during the Deferral Period for a given award, the Deferred Stock in question will vest or be forfeited in accordance with the terms and conditions established by the
                                         Committee at or after grant.

                                (iv) Based on service, performance and/or such other factors or criteria as the Committee may determine, the Committee may, at or after grant, accelerate the vesting of all or any part of any Deferred Stock award and/or waive the deferral limitations for all or any part of such award.

                                 (v)     In the event of hardship or other
                                         special circumstances of a participant
                                         whose employment with the Company is
                                         involuntarily terminated (other than
                                         for Cause), the Committee may, in its
                                         sole discretion, based on such factors
                                         as the Committee may deem appropriate,
                                         waive in whole or in part any or all
                                         of the remaining deferral limitations
                                         imposed hereunder with respect to any
                                         or all of the participant's Deferred
                                         Stock, based on such factors as the
                                         Committee deems appropriate.

                                (vi)     A participant may elect to further
                                         defer receipt of an award (or an
                                         installment of an award) for a
                                         specified period or until a specified
                                         event (the "Elective Deferral
                                         Period"), subject in each case to the
                                         Committee's approval and to such terms
                                         as are determined by the Committee,
                                         all in its sole discretion.  Subject
                                         to any exceptions adopted by the
                                         Committee, such election must
                                         generally be made at least one full
                                         calendar year prior to completion of
                                         the Deferral Period for such Deferred
                                         Stock award (or such installment).

                               (vii) Each award shall be confirmed by, and subject to the terms of, a Deferred Stock agreement executed by the Company and the participant.

        SECTION 9.            OTHER STOCK-BASED AWARDS.


        (a) ADMINISTRATION. Other awards of Stock and other awards that are valued in whole or in part by reference to, or are otherwise based on, Stock ("Other Stock-Based Awards"), including, without limitation, performance shares, and shares valued by reference to subsidiary performance, may be granted either alone or in addition to or in tandem with Stock Options, Stock Appreciation Rights, Restricted Stock or Deferred Stock.

                 Subject to the provisions of the Plan, the Committee shall have authority to determine the persons to whom and the time or times at which such awards shall be made, the number of shares of Stock to be awarded pursuant to such awards, and all other conditions of the awards. The Committee may also provide for the grant of Stock under such awards upon the completion of a specified performance period.

                 The provisions of Other Stock-Based Awards need not be the same with respect to each recipient.

        (b) Terms and Conditions. Other Stock-Based Awards made pursuant to this Section 9 shall be subject to the following terms and conditions:

                                    (i)     Subject to the provisions of this
                                            Plan and the award agreement
                                            referred to in Section 9(b)(v)
                                            below, shares subject to awards
                                            made under this Section 9 may not
                                            be sold, assigned, transferred,
                                            pledged or otherwise encumbered
                                            prior to the date on which the
                                            shares are issued, or, if later,
                                            the date on which any applicable
                                            restriction, performance or
                                            deferral period lapses.

                                   (ii)     Unless otherwise determined by the
                                            Committee at the time of award,
                                            subject to the provisions of this
                                            Plan and the award agreement, the
                                            recipient of an award under this
                                            Section 9 shall be entitled to
                                            receive, currently or on a deferred
                                            basis, dividends or dividend
                                            equivalents with respect to the
                                            number of shares covered by the
                                            award, as determined at the time of
                                            the award by the Committee, in its
                                            sole discretion, and the Committee
                                            may provide that such amounts (if
                                            any) shall be deemed to have been
                                            reinvested in additional Stock or
                                            otherwise reinvested.

                                  (iii)     Any award under this Section 9 and
                                            any Stock covered by any such award
                                            shall vest or be forfeited to the
                                            extent so provided in the award
                                            agreement, as determined by the
                                            Committee, in its sole discretion.

                                   (iv)     In the event of the participant's
                                            Retirement, Disability or death, or
                                            in cases of special circumstances,
                                            the Committee may, in its sole
                                            discretion, waive in whole or in
                                            part any or all of the limitations
                                            imposed hereunder (if any) with
                                            respect to any or all of an award
                                            under this Section 9.

                                    (v)     Each award under this Section 9
                                            shall be confirmed by, and subject
                                            to the terms of, an agreement or
                                            other instrument by the Company and
                                            by the participant.

                                   (vi)     Stock issued on a bonus basis under
                                            this Section 9 may be issued for no
                                            cash consideration; Stock purchased
                                            pursuant to a purchase right
                                            awarded under this Section 9 shall
                                            be priced at at least 50% of the
                                            Fair Market Value of the Stock on
                                            the date of grant.

                           SECTION 10.             CHANGE IN CONTROL PROVISIONS.


                           (a)      IMPACT OF EVENT.  In the event of a "Change
in Control" as defined in Section 10(b), the following acceleration and valuation provisions shall apply:

                                    (i)     Any Stock Appreciation Rights
                                            (including, without limitation, any
                                            Limited Stock Appreciation Rights)
                                            outstanding for at least 6 months
                                            and any Stock Options awarded under
                                            the Plan not previously exercisable
                                            and vested shall become fully
                                            exercisable and vested.

                                   (ii)     The restrictions and deferral
                                            limitations applicable to any
                                            Restricted Stock, Deferred Stock
                                            and Other Stock Based Awards, in
                                            each case to the extent not already
                                            vested under the Plan, shall lapse
                                            and such shares and awards shall be
                                            deemed fully vested.

                                  (iii)     All outstanding Stock Options,
                                            Stock Appreciation Rights,
                                            Restricted Stock, Deferred Stock
                                            and Other Stock Based Awards, shall
                                            be cashed out on the basis of the
                                            "Change in Control Price" as
                                            defined in Section 10(c) as of the
                                            date such Change in Control is
                                            determined to have occurred.

                           (b)      DEFINITION OF "CHANGE IN CONTROL".  For
purposes of this Plan, the term "Change in Control" shall mean any of the following events:

                                    (i)     The acquisition (other than from
                                            the Company) by any person, entity
                                            or "group", within the meaning of
                                            Section 13(d)(3) or 14(d)(2) of the
                                            Securities Exchange Act of 1934
                                            (the "Exchange Act"), (excluding,
                                            for this purpose, the Company or
                                            its subsidiaries, or any employee
                                            benefit plan of the Company or its
                                            subsidiaries) of beneficial
                                            ownership (within the meaning of
                                            Rule 13d-3 promulgated under the
                                            Exchange Act) of 20% or more of
                                            either the then outstanding shares
                                            of common stock or the combined
                                            voting power of the Company's then
                                            outstanding voting securities
                                            entitled to vote generally in the
                                            election of directors; or

                                   (ii)     Individuals who, as of the date
                                            hereof, constitute the Board (as of
                                            the date hereof the "Incumbent
                                            Board") cease for any reason to
                                            constitute at least a majority of
                                            the Board, provided that any person
                                            becoming a director subsequent to
                                            the date hereof whose election, or
                                            nomination for election by the
                                            Company's shareholders, was
                                            approved by a vote of at least a
                                            majority of the directors then
                                            comprising the Incumbent Board
                                            (other than an election or
                                            nomination of an individual whose
                                            initial assumption of office is in
                                            connection with an actual or
                                            threatened election contest
                                            relating to the election of the
                                            Directors of the Company, as such
                                            terms are used in Rule 14a-11 of
                                            Regulation 14A promulgated under
                                            the Exchange Act) shall be, for
                                            purposes of this Plan, considered
                                            as though such person were a member
                                            of the Incumbent Board; or

                                  (iii) Approval by the stockholders of the Company of a reorganization, merger, or consolidation, in each case, with respect to which persons who were the stockholders of the Company immediately prior to such reorganization, merger or consolidation do not, immediately thereafter, own, directly or indirectly, more than 50% of the combined voting power entitled to vote generally in the election of directors of the reorganized, merged or consolidated company's then outstanding voting securities, or a liquidation or dissolution of the Company or of the sales of all or substantially all of the assets of the Company.

                           (c)      CHANGE IN CONTROL PRICE.  For purposes of
this Section 10, "Change in Control Price" means the highest price per share paid in any transaction reported on the New York Stock Exchange Composite Index, or paid or offered in any bona fide transaction related to a Change in Control of the Company at any time during the preceding sixty-day period as determined by the Committee except that, in the case of Incentive Stock Options and Stock Appreciation Rights relating to Incentive Stock Options, such price shall be based only on transactions reported for the date on which the optionee exercises such Stock Appreciation Rights (or, where applicable, the date on which a cashout occurs under Section 10(a)(iii)).

                           SECTION 11.             AMENDMENTS AND TERMINATION.


                           The Board may amend, alter, or discontinue the Plan,
but no amendment, alteration, or discontinuation shall be made which would impair the rights of an optionee or participant under a Stock Option, Stock Appreciation Right, Limited Stock Appreciation Right, Restricted or Deferred Stock award or Other Stock-Based Award theretofore granted, without the optionee's or participant's consent, or which, without the approval of the Company's shareholders, would:

                           (a)      except as expressly provided in this Plan,
increase the total number of shares reserved for the purpose of the Plan;

                           (b)      decrease the option price of any Stock
Option to less than 100% of the Fair Market Value on the date of grant; or

                           (c)      change the employees or class of employees
eligible to participate in the Plan; or

                           (d)      extend the maximum option period under
Section 5(b) of the Plan.

                           The Committee may amend the terms of any Stock
Option or other award theretofore granted, prospectively or retroactively, but, subject to Section 3 above, no such amendment or other action by the Committee shall impair the rights of any holder without the holder's consent. The Committee may also substitute new Stock Options for previously granted Stock Options having higher option exercise prices.

                           Subject to the above provisions, the Board shall
have broad authority to amend the Plan to take into account changes in applicable securities and tax laws and accounting rules, as well as other developments.

                           SECTION 12.             UNFUNDED STATUS OF PLAN.


                           The Plan is intended to constitute an "unfunded"
plan for incentive and deferred compensation. With respect to any payments not yet made to a participant or optionee by the Company, nothing contained herein shall give any such participant or optionee any rights that are greater than those of a general creditor of the Company.

                           SECTION 13.             GENERAL PROVISIONS.


                           (a)      The Committee may require each person
purchasing shares pursuant to a Stock Option or other award under the Plan to represent to and agree with the Company in writing that the optionee or participant is acquiring the shares without a view to distribution thereof. The certificates for such shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer.

                           All certificates for shares of Stock delivered under
the Plan shall be subject to such stock-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Stock is then listed, any applicable Federal or state securities law, and any applicable corporate law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

                           (b)      Nothing contained in this Plan shall
prevent the Board from adopting other or additional compensation arrangements, subject to shareholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

                           (c)      The adoption of the Plan shall not confer
upon any employee of the Company any right to continued employment with the Company as the case may be, nor shall it interfere in any way with the right of the Company to terminate the employment of any of its employees at any time.

                           (d)      No later than the date as of which an
amount first becomes includible in the gross income of the participant for Federal income tax purposes with respect to any option or other award under the Plan, the participant shall pay to the Company, or make arrangements satisfactory to the Committee regarding the payment of, any Federal, state, or local taxes of any kind required by law to be withheld or paid with respect to such amount. Unless otherwise determined by the Committee, tax withholding or payment obligations may be settled with Stock, including Stock that is part of the award that gives rise to the withholding requirement. The obligations of the Company under the Plan shall be conditional on such payment or arrangements and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the participant.

                           (e)      The actual or deemed reinvestment of
dividends or dividend equivalents in additional Restricted Stock (or in Deferred Stock or other types of Plan awards) at the time of any dividend payment shall only be permissible if sufficient shares of Stock are available under Section 3 for such reinvestment (taking into account then outstanding Stock Options and other Plan awards).

                           (f)      The Plan and all awards made and actions
taken thereunder shall be governed by and construed in accordance with the laws of the State of New York.

                           (g)      Any award payment under this Plan shall not
be deemed compensation for purposes of computing benefits under any retirement plan of the Company and shall not affect any benefits under any other benefit plan now or subsequently in effect under which the availability or amount of benefits is related to the level of compensation.

                           SECTION 14.             EFFECTIVE DATE OF PLAN.


                           The Plan shall be effective as of December 2, 1987,
subject to the approval of the Plan by the holders of a majority of the shares of the Company's Stock at the next annual shareholders' meeting in 1988. Any grants made under the Plan prior to such approval shall be effective when made (unless otherwise specified by the Committee at the time of grant), but shall be conditioned on, and subject to, such approval of the Plan by shareholders.

                           SECTION 15.             TERM OF PLAN.


                           No Stock Option, Stock Appreciation Right,
Restricted Stock, Deferred Stock or Other Stock-Based Award shall be granted pursuant to the Plan on or after the tenth anniversary of the date of shareholder approval, but awards granted prior to such tenth anniversary may extend beyond that date.





Board Approval:  December 2, 1987

    As Amended:  September 28, 1988
                 December 7, 1988
                 December 1, 1993